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VIASAT, INC.
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Shareholder Engagement August 2019

Non-GAAP Financial Measures
This presentation includes non-GAAP financial measures such as Adjusted EBITDA to supplement Viasat’s consolidated financial statements presented on a GAAP basis.  We believe these measures are appropriate to enhance an overall understanding of Viasat’s past financial performance and prospects for the future.  However, the presentation of this additional information is not meant to be considered in isolation or as a substitute for measures of financial performance prepared in accordance with GAAP.  A reconciliation between the non-GAAP financial information and the most comparable GAAP financial information is provided in the Appendix.
References in this presentation to “FY” or “Fiscal Year” refer to fiscal years of Viasat, Inc., being the fiscal year ended March 31st of such year. All other references are to calendar years.
Disclaimer
This presentation contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange
Act of 1934. These statements are based on current expectations, estimates, forecasts and projections about the industries in which we operate and the beliefs and assumptions of our management. We use words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words and similar expressions to identify forward-looking statements. In addition, statements that refer to projections of earnings, revenue, costs or other financial items; anticipated growth and trends in our business or key markets; future economic conditions and performance; the development, customer acceptance and anticipated performance of technologies, products or services; satellite construction and launch activities; the performance and anticipated benefits of our ViaSat-2 and ViaSat-3 class satellites and any future satellite we may construct or acquire; the impacts on overall coverage area, planned services and financial results of the identified antenna deployment issue on the ViaSat-2 satellite; the expected completion, capacity, service, coverage, service speeds and other features of our satellites, and the timing, cost, economics and other benefits associated therewith; anticipated subscriber growth; plans, objectives and strategies for future operations; and other characterizations of future events or circumstances, are forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Factors that could cause actual results to differ materially include: our ability to realize the anticipated benefits of the ViaSat-2 and ViaSat-3 class satellites and any future satellite we may construct or acquire; unexpected expenses related to our satellite projects; our ability to successfully implement our business plan for our broadband services on our anticipated timeline or at all; risks associated with the construction, launch and operation of satellites, including the effect of any anomaly, operational failure or degradation in satellite performance; our ability to realize the anticipated benefits of our acquisitions or strategic partnering arrangements; our ability to successfully develop, introduce and sell new technologies, products and services; audits by the U.S. government; changes in the global business environment and economic conditions; delays in approving U.S. government budgets and cuts in government defense expenditures; our reliance on U.S. government contracts, and on a small number of contracts which account for a significant percentage of our revenues; reduced demand for products and services as a result of continued constraints on capital spending by customers; changes in relationships with, or the financial condition of, key customers or suppliers; our reliance on a limited number of third parties to manufacture and supply our products; increased competition; introduction of new technologies and other factors affecting the communications and defense industries generally; the effect of adverse regulatory changes (including changes affecting spectrum availability or permitted uses) on our ability to sell or deploy our products and services; changes in the way others use spectrum; our inability to access additional spectrum, use spectrum for additional purposes, and/or operate satellites at additional orbital locations; competing uses of the same spectrum or orbital locations that we utilize or seek to utilize;
the effect of recent changes to U.S. tax laws; our level of indebtedness and ability to comply with applicable debt covenants; our involvement in litigation, including intellectual property claims and litigation to protect our proprietary technology; our dependence on a limited number of key employees.  In addition, please refer to the risk factors contained in our SEC filings available at www.sec.gov, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to revise or update any forward-looking statements for any reason.
Forward-Looking Statements

Government Systems
Satellite and tactical broadband networking creating innovative new mission and network-centric fixed and mobile resilient government communications
Key segments:
›
Government mobile broadband
›
Government cybersecurity and information assurance
›
Satellite communications systems
›
Tactical data links
Viasat helps solve complex communication problems
Satellite Services
High-speed broadband services for consumer,
enterprise and mobile broadband customers
High-speed in-flight internet and wireless
in-flight entertainment
Key segments:
›
Fixed broadband
›
In-flight services
›
Mobile broadband
Commercial Networks
Innovates, develops and produces technology that enables broadband services to fixed, nomadic and mobile users
Key segments:
›
Mobile broadband satellite communication systems
›
Fixed satellite networks
›
Antenna systems
›
Space-to-earth connectivity systems
Notable Customers and End Markets
Business Segments
FY 2019 Revenue
Consumers
Government
Commercial
Air
Enterprises
Military
Satellite Services
33%
Government
Systems
46%
Commercial
Networks
21%

3-5 Years
3-4 Years
Investments create assets for long-term revenue
generation
Lifecycle of a VSAT satellite demonstrates non-linear
financial cadence
Development Phase
Construction & Pre-Service
Launch Phase
Post Launch Phase
›
Large upfront investment in R&D as
specifications and technology for the
satellite are finalized
›
Acquire favorable long-term
financing
›
Contract with third-party for the
construction and launch of the
satellite
›
Cash outflows continue as a result of high
capital expenditures and opex associated
with satellite construction
›
No revenue for new satellite and growth is
likely muted for existing satellites as they
reach more mature phases
›
Healthy cash flow from existing satellites
fuels multi-year investment in growth
initiatives
›
As satellite enters commercial service, increased revenues
coupled with reduced capital expenditures create positive
inflection point for cash flow
›
Expanded bandwidth capacity and geographic coverage
enables growth in service offerings within new and existing
markets
›
Expansion pf consumer revenue base
drives Adj. EBITDA growth
Launch of Commercial
Service on Satellite
Cash flow
breakeven
Substantial R&D investment and operating costs associated with the launch of commercial service temporarily puts transitory pressure on Adj. EBITDA and cash flow leading up to and in the first year after service launch, making individual years difficult to measure, but historical trends show these investments enable long-term growth and stockholder value creation

Principal Strategy Elements
Our business strategy has delivered strong financial results
FY’19
Adj. EBITDA
$339
million
(+44% YOY)
Margin
16%
(+1.7% YOY)
New contract
awards
$2.4 billion
(+42% YOY)
U.S. Residential
subscribers
586K
4
(+2% YOY)
(1) Detailed reconciliation of Net Income to Adjusted EBITDA provided in Appendix
(2) Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by revenue
(3) Includes follow-on awards and optional renewals to existing contracts
(4) As of Q4 FY 2019 close
›
Leverage opportunities to
create or address new and
adjacent markets as
technological advancements
disrupt existing business
models and drive shifts in
target markets or user demand
Continue Expansion into
New and Adjacent Markets
Improved capabilities in large
geographic areas provide
strong growth potential
•
1 million people within
walking range of hotspots in
Mexico
›
Vertically integrated end-to-end
platform of leading broadband
technologies positions us to
drive operating efficiencies and
cost-effectively deliver our
diverse portfolio of offerings
Drive Efficiencies of Scale
and Operations
Improved operating efficiencies
contributed to 44% year-over-
year Adj. EBITDA growth for
FY19
ViaSat-3 global satellite
constellation to further drive
scale and operational efficiencies
›
As our unique offerings
become increasingly attractive
internationally, our investment
in new satellites is expected to
create global coverage and
enables the scalable, long-term
global expansion of our
business
Continue International
Expansion
Expanded Community Wi-Fi
into Mexico and Brazil in FY19
with global expansion potential
ViaSat-3 class satellites
expected to provide broadband
services over the Americas,
EMEA and APAC regions
›
Actively seek strategic
relationships with companies
whose financial, marketing,
operational or technological
resources can accelerate the
introduction of new technologies,
offerings or the penetration of
new markets
Pursue Growth Through
Strategic Alliances,
Partnering Arrangements
and Relationships
Strategic partnering with China
Satcom expected to bring IFC
service to airlines over China
Collaboration with Facebook to
provide internet connectivity to
remote regions in Mexico
›
Through a focus on R&D, we
aim to maintain our leadership
position in satellite systems,
technologies and services,
while expanding efforts in
wireless communications, cloud
networking and security
Maintain Focus on
Technology Leadership
Rapid growth of in-flight
connectivity (IFC) is driving
revenues and market share
gains
•
1,312 tails in service
(4)
•
700+ IFC terminal shipments
Revenue
$2.1
billion
(+30% YOY)
1
2
3

Key strategic initiatives driving performance
›
Focus on driving improved economics by leveraging deep technological expertise to serve specialized markets (e.g., government, aeronautical)
›
30% year-over-year FY19 revenue growth, driven by strong execution across diversified business lines; performance demonstrates the strength of our model as offerings on the newly in-service ViaSat-2 satellite generated growth
›
Record new contract awards of $2.4B for FY19, up 42% year-over-year, including $1.2B in government systems segment
(0.4)%
23.6%
VSAT
S&P Mid-
Cap 400
+40%
YTD TSR
Source: Capital IQ as of 8-Jul-2019
Continued disruption of the IFC market
Successful expansion in key geographies
Significant progress in ViaSat-3 satellite
construction
Dec –
Feb
Overall market selloff
sparked by trade
tensions with China
and weakening
investor sentiment
August –
October
Large planned expenditures to fund
new satellite builds, enabling long-
term growth
Oct –
Nov
Record contract
awards drive
strong Q2 2019
earnings beat
Feb –
Today
Following a selloff in the broader market, record
revenues and new contract awards prove Viasat’s
business strategy is working, positioning the
Company for continued success
Jul-2019
Jun-2019
Jul-2018

Experienced and diverse board
Robert Johnson
Independent Director
›
Venture capital experience dating back to
1980
›
Provides business and corporate finance
expertise
Harvey White
Independent Director
›
Founder, Former Chairman and CEO at Leap
Wireless
›
Co-founder of QUALCOMM
›
Provides first-hand operational, management,
and leadership experience
Mark Dankberg
Chief Executive Officer and Chairman
of the Board
›
Co-founded Viasat Inc. in 1986
›
Recognized as a leading expert and visionary
in the aerospace, defense and satellite
communications space
John Stenbit
Independent Director
›
Former Assistant Secretary of Defense at
Command, Control, Communications, and
Intelligence
›
Provides technological, defense and national
security expertise
Frank Biondi, Jr.
Independent Director
›
Senior managing director at WaterView Advisors
›
Former Chairman/CEO at Universal Studios
›
Former CEO at Viacom
›
Provides leadership and Board experience
Varsha Rao
Independent Director
›
Director, CEO at Nurx
›
Former COO at Clover Health
›
Brings international e-commerce, media, and
telecommunications expertise
Sean Pak
Lead Independent Director
›
Partner at Quinn Emanuel Urquhart & Sullivan
›
Provides intellectual property development,
strategy and enforcement, and technological
and engineering expertise
Richard A. Baldridge
Director, President, Chief Operating Officer
›
Joined Viasat in 1999; prior to Viasat, held
roles at Raytheon and General Dynamics
›
Provides operational and financial expertise
4
4
Four new
directors
in last five
years
In 2019, we added the Lead Independent Director role to provide independent oversight and leadership through:
Serving as liaison between Chairman and rest of the Board
Calling meetings of the independent directors
Presiding over all meeting where the Chairman is not present
The Board
Committees
Management
›
The Nomination, Evaluation and
Corporate Governance Committee
assesses the skills required of our
directors to align with our current
needs, which informs refreshment
›
The Board completes an annual self-
evaluation, results of which inform
whether the Board is equipped to
provide comprehensive, effective
oversight
›
Comprehensive approach to risk
management assessed and
overseen by the Board
›
Management provides timely,
comprehensive information to the
Board to support its role in oversight,
approval and decision-making
Risk Oversight
Board Evaluation and Refreshment

CEO FY2019 compensation program overview
Compensation linked to long-term drivers and rigorous strategic goals
(1)
Attributable to VSAT Common Stockholders
(2)
Adjusted
EBITDA
defined
as
net
income
(loss)
attributable
to
Viasat,
Inc.
before
interest,
income
taxes,
depreciation
and
amortization,
adjusted
to
exclude
certain
significant
items
–
See
appendix for a reconciliation to net income
Element
Form
Factors
/ Metrics Used to Determine Pay / Vesting Period
Base Salary
100% Cash
External Industry and peer group data
Contributions related to performance, leadership, long-term strategy development, stockholder value creation, skills critical to VSAT success
Annual Bonus
100% Cash
33.3% Company Financial Performance
10.0% Non-GAAP Diluted Net Income Per Share
(1)
12.5%
Adjusted
EBITDA
(2)
7.5% New Contract Awards
12.5% Total Revenues
7.5% Net Operating Asset Turnover
33.3% Leadership
Defining, managing and attaining corporate goals, exemplifying and promoting ethics and integrity throughout the company
33.3% Strategic
Industry positioning, short-term and long-term strategies, measurable progress in key business areas and effective pursuit of growth strategies
Long-Term
Incentive Plan
58% Performance-
based
stock options
100% TSR relative to S&P Midcap 400 over four-year period
–
Target achieved
at
50
th
percentile
–
25
th
–
90
th
percentile: vest between 50% –
175% of target
–
25th percentile: options forfeited
Vest ratably over four year period
42% Restricted stock
units
Vest ratably over four year period
Fiscal
2019
targets
set
above
fiscal
2018’s
target
and
actual
performance
levels
Fiscal 2019 Net Income and EPS were muted due to certain costs being capitalized in 2018 and expensed in 2019, as expected, after ViaSat-2 was put into service
50% -
175% vest
50
th
(target)
25
th
90
th
Awards forfeited
Percentile
No additional award

Leadership Performance
Led significant progress toward constellation of next-gen
broadband satellites (i.e., ViaSat-3)
Directed commitment to creating an ethical culture; employee engagement level exceeding the industry
Recognized for contribution to the global communications
industry as a distinguished
innovator
Provided leadership and contributed to receipt of 2018
Platinum Cybersecurity industry award
CEO FY2019 compensation decisions
Determination of base salary and annual bonus supported by measurable factors
Factors considered
for the CEO’s fiscal
2019 annual salary
Successful launch of commercial broadband services on ViaSat-2
Setting new records for revenue, operating profit and Adjusted EBITDA in government systems segment
Continued expansion into the IFC market
Progress with the
ViaSat-3
satellite systems and advances in the development and execution of strategies to facilitate global expansion
Factors considered
for the CEO’s fiscal
2019 annual bonus
Strategic Performance
Attained record revenue and new contract awards,
up 30%
and 42% year-over-year, respectively
Improved operational efficiency; all business segments
reporting improved Adjusted EBITDA
Continued building awareness and credibility; expanded
connectivity services in Mexico and Brazil
Continued disruption of the IFC market; 1,300+ commercial
aircraft utilizing IFC systems, up 107% year-over-year
Given the long-cycle nature of our business and our focus on long-term performance, in addition to quantifiable results, achievements in strengthening our strategic positioning are a significant factor in determining executive compensation

CEO compensation tied to performance
Compensation remains at-risk and is increasingly comprised of performance-based equity, reflective of our pay-for-performance philosophy
2019: 89% At-Risk
58% Performance-Based
2018: 89% At-Risk
56% Performance-Based
2017: 88% At-Risk
15% Performance-Based
Performance-based stock options
added to FY18 compensation program
Pay mix reflective of target compensation levels
Base Salary
12%
Annual
Bonus
15%
Stock
Options
37%
Restricted
Stock Units
36%
Base Salary
11%
Annual
Bonus
13%
Performance
Stock
Options
43%
Restricted
Stock Units
33%
Base Salary
11%
Annual
Bonus
16%
Performance
Stock
Options
43%
Restricted
Stock Units
30%

Amendment of 1996 equity participation plan
Equity participation plan is essential to our long-term growth and shareholder value creation
Equity incentive awards are an important part of our compensation philosophy that allows us to properly tie NEO interests to the long-term interests of shareholders by allowing NEOs to benefit directly from our growth, development and financial success
Enable us to retain the services of the type of professional, technical and managerial employees considered essential to our long term success through the full lifecycle of our extended period investments
New equity is necessary for maintaining a low employee turnover rate, even outside of the NEOs
The existing plan, which was only intended to serve two years, is insufficiently funded given expected needs
Our equity incentive awards are carefully managed by our
Compensation and Human Resources Committee
The restated equity plan combines compensation and governance best practices
Stockholder approval required for additional shares (no evergreen provision)
One-year minimum vesting provision
Monitor grants to prevent dilution or excessive burn or overhang rates
Limitations on equity awards
Reasonable share counting provisions
Dividends and dividend equivalents may not be paid on awards subject to vesting conditions unless and until such conditions are met
X
No discount stock options or stock appreciation rights
X
No single trigger vesting of awards
X
No share repricing
X
No tax gross-ups
Our strategy is working
VSAT
annual
employee
turnover
Industry
average
annual
employee
turnover
(1)
22%
9%
Employees
holding
equity awards
46%
VS.
(1)
Q1 2019
Radford Trends Report, reflecting employee turnover rate in similar industries

Reconciliation Appendix

Adjusted EBITDA Reconciliation
$ in millions
FY18
FY19
Net Loss Attributable to Viasat, Inc.
($67)
($68)
(+) Benefit from Income Taxes
($35)
($41)
(+) Interest Expense
$2
$50
(+) Depreciation & Amortization
$256
$319
(+) Stock-Based Compensation Expense
$69
$79
(+) Loss on Extinguishment of Debt
$10
--
Adj. EBITDA
$235
$339
Source: Company filings